EXHIBIT 99.1
                                                                    ------------


                                                           FOR IMMEDIATE RELEASE

           CONTACT:  ANNE A. TARBELL
                     TRIARC COMPANIES, INC.
                     212/451-3030
                     WWW.TRIARC.COM


                          TRIARC TO ACQUIRE SYBRA, INC.


NEW YORK, NY, NOVEMBER 26, 2002 - Triarc Companies, Inc. (NYSE: TRY) announced today the United States Bankruptcy Court for the Southern District of New York has confirmed Triarc's plan of reorganization pursuant to which Triarc will acquire Sybra, Inc., the second largest franchisee of the Arby's(R) brand. The acquisition is expected to close in the fourth quarter of 2002.

           Sybra, Inc., a subsidiary of I.C.H. Corporation, and currently in Chapter 11, owns and operates 239 Arby's restaurants in nine states located primarily in Michigan, Texas, Pennsylvania, New Jersey and Florida.

           In return for 100% of the equity of a reorganized Sybra, Triarc will pay $8 million to ICH's creditors . In addition, Triarc will make a $14.5 million investment in Sybra and Sybra will remain exclusively liable for its long-term debt and capital lease obligations, which aggregated approximately $104 million as of December 31, 2001. Triarc will also make available to, or obtain for, Sybra a $5.0 million standby financing facility for each of three years (up to $15.0 million in the aggregate) to fund any operating shortfalls of Sybra.

           Commenting on the planned acquisition, Nelson Peltz, Triarc's Chairman and Chief Executive Officer, said: "The Sybra acquisition represents a unique opportunity to own a group of


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highly profitable Arby's restaurants with a bright future. Sybra also has an excellent operating management team."

           Peltz added: "We believe that the acquisition of Sybra solidifies Triarc's commitment to the Arby's brand and the Arby's system. We envision the Sybra acquisition as presenting opportunities to strengthen the Arby's brand. We also believe that ownership of these restaurants will increase the value of the Arby's brand and thus enhance Triarc shareholder value."

           In February 2002, ICH and its principal subsidiaries, including Sybra, each voluntarily filed petitions for reorganization under chapter 11 of the Bankruptcy Code. Sybra has stated that the purpose of the filings was to separate Sybra's Arby's operations from certain ongoing ICH liabilities related to ICH's former ownership of the California-based Lyon's restaurant chain. To date, the filings appear to have helped preserve Sybra's Arby's operations, allowing essentially all of Sybra's restaurants to continue to operate without disruption.

           Triarc is a holding company and, through its subsidiaries, is the franchisor of Arby's(R) restaurants.

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                                 Notes To Follow


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                                      NOTES

           1. There can be no assurance that the proposed acquisition of Sybra will be successfully integrated with the operations of Triarc and its subsidiaries, including Arby's, Inc. In addition, there can be no assurance that Triarc will be able to identify and effect any other acquisitions or business combinations or, if completed, that any such acquisitions or business combinations will be successfully integrated with the operations of Triarc and its subsidiaries.

           2. The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements which address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following: competition, including pricing pressures; the impact of competitors' new units on sales by


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franchisees and consumers' perceptions of the relative quality, variety and value of the food products offered; success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; the existence or absence of positive or adverse publicity; market acceptance of new product offerings; new product and concept development by competitors; changing trends in consumer tastes and preferences (including changes resulting from health or safety concerns with respect to the consumption of beef, french fries or other foods) and in spending and demographic patterns; the business and financial viability of key franchisees; availability, location and terms of sites for restaurant development by franchisees; the ability of franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development; the ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants; changes in business strategy or development plans; quality of the Company's and franchisees' management; availability, terms and deployment of capital; business abilities of the Company's and franchisees' personnel; availability of qualified personnel to the Company and to franchisees; labor and employee benefit costs; availability and cost of raw materials, ingredients and supplies and the potential impact on royalty revenues and franchisees' restaurant level sales that could arise from interruptions in the distribution of supplies of food and other products to franchisees; general economic, business and political conditions in the countries and territories in which franchisees operate; changes in government regulations, including franchising laws, accounting standards, environmental laws and taxation requirements; the costs, uncertainties and other effects of legal, environmental and administrative proceedings; the impact of general economic conditions on consumer spending, including a slower consumer economy and the effects of war or other terrorist activities; adverse weather conditions; and other risks and uncertainties affecting the Company and its subsidiaries detailed in the Company's Annual Report on Form 10-K for the fiscal


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year ended December 30, 2001, and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control. We will not undertake and specifically decline any obligation to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.